SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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WESTCORP

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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23 Pasteur

Irvine, California 92618

April 4, 2003

Dear Shareholder:

      You are encouraged to join us for Westcorp’s annual meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 29, 2003, at our corporate headquarters located at 23 Pasteur, Irvine, California. The Board of Directors and management will be reviewing a successful 2002 and presenting strategies for our continued success. You will have the opportunity to express your views and ask questions.

      The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.

      Your vote, regardless of the number of shares you own, is important. You may vote on the Internet, by telephone or by mail. Please review the instructions on the enclosed proxy card regarding each of these voting options. If you attend the annual meeting, you may vote in person if you desire, even if you have previously submitted your proxy.

      We look forward to seeing you at the meeting. On behalf of our Board of Directors, I thank you for your continued support and confidence.

Sincerely,

Ernest S. Rady
Chairman of the Board and
Chief Executive Officer

PROXY STATEMENT
PROXIES AND VOTING INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG TERM INCENTIVE PLANS -- (AWARDS IN LAST FISCAL YEAR)
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
INCORPORATION BY REFERENCE
STOCK PRICE PERFORMANCE GRAPH
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG WESTCORP,
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS WHO ARE NOT MANAGEMENT
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
APPENDIX A

23 Pasteur

Irvine, California 92618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 29, 2003

To the Shareholders of Westcorp:

      The Annual Meeting of Shareholders of Westcorp, a California corporation, will be held at our corporate headquarters, 23 Pasteur, Irvine, California, on Tuesday, April 29, 2003, at 10:00 a.m., for the following purposes:

1. Elect four Class I Directors for terms expiring in 2005 and one Class II Director for term expiring in 2004;

2. Ratify the appointment of Ernst & Young LLP as Westcorp’s independent accountants; and

3. Transact such other business as may properly come before the annual meeting.

      You are entitled to vote at the annual meeting if you were a stockholder at the close of business on the record date for the annual meeting, which is March 11, 2003. You may vote in person at the annual meeting, by completing and mailing the enclosed proxy card, by telephone or on the Internet.

      Whether or not you plan to attend the annual meeting, please submit a proxy as soon as possible, so your shares can be voted at the annual meeting. For specific instructions on voting, please refer to the instructions on the proxy card. You have the right to revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy should be submitted to ensure that all your shares will be properly voted.

By Order of the Board of Directors

Guy Du Bose
Vice President, General Counsel and Secretary

23 Pasteur

Irvine, California 92618

PROXY STATEMENT

Approximate date proxy material first sent to shareholders:

April 4, 2003

PROXIES AND VOTING INFORMATION

Solicitation of Proxies

      This Proxy Statement is furnished by the Board of Directors of Westcorp in connection with its solicitation of proxies for use at our annual meeting of shareholders for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by us.

Meeting Date and Location

      The annual meeting will be held on April 29, 2003 at 10:00 a.m. at Westcorp’s corporate headquarters located at 23 Pasteur, Irvine, California 92618.

Purposes

      At the annual meeting, the shareholders will consider and vote on proposals to (i) elect four Class I Directors to serve until 2005 and one Class II Director to serve until 2004; (ii) ratify the appointment of Ernst & Young LLP as our independent accountants; and (iii) transact such other business as may properly come before the annual meeting.

Record Date; Shareholders Entitled to Vote

      The record date for the annual meeting is March 11, 2003. You may vote at the annual meeting if you were a shareholder at the close of business on the record date. Only shareholders of record at the close of business on the record date will be entitled to vote at the annual meeting. As of the record date there were 39,204,709 shares of our common stock outstanding, $1.00 par value. No shares of any other class of stock are outstanding.

Market Value of Stock

      As of March 11, 2003, our common stock had a market price of $18.92 per share. Our common stock is traded on the New York Stock Exchange.

Voting Securities

      Proxies duly executed and returned by you and received by us before the annual meeting will be voted FOR the election of the four Class I Directors and one Class II Director specified in this proxy and FOR the ratification of the appointment of Ernst & Young LLP as our independent accountants, unless a contrary choice is specified in the proxy. Although shareholder ratification of the appointment of Ernst & Young LLP as our independent accountants is neither required nor binding, the Board of Directors has elected to seek ratification by the affirmative vote of a majority of the shares of common stock represented and voting at the annual meeting. If you have indicated a specification as provided on the proxy card, the shares represented by your proxy will be voted and cast in accordance with your specification. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she, in his or her discretion, may deem advisable. Our Board of Directors selected Ernest Rady as proxy and Thomas Wolfe as alternate. They are officers and directors of Westcorp. Each share of the Westcorp common stock outstanding at the close of business on the record date will be entitled to one vote for each of the various proposals submitted to the shareholders.

      Your execution of the enclosed proxy will not affect your right as a shareholder to attend the annual meeting and to vote in person. You may revoke your proxy by either (i) a later dated proxy, (ii) a written revocation sent to and received by our Secretary prior to the annual meeting, or (iii) attendance at the annual meeting and voting in person.

PROPOSAL 1

ELECTION OF DIRECTORS

      Westcorp’s Board is divided into two classes of directors serving staggered two-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. The term for four Class I directors will expire at this annual meeting. At the annual meeting, four nominees, Robert T. Barnum, Harry M. Rady, Charles E. Scribner and Thomas A. Wolfe, are nominated for election as Class I Directors to serve until 2005 and until their successors are elected and qualified. One nominee, Duane A. Nelles, is also nominated for election as a Class II Director to serve until 2004 and until his successor is elected and qualified. All of the nominees are currently directors of Westcorp.

      The following information is submitted concerning our directors, including the nominees for election, Robert T. Barnum, Harry M. Rady, Charles E. Scribner, Thomas A. Wolfe and Duane A. Nelles.

		Director
Name of Director	Age	Since	Westcorp

Judith M. Bardwick	70	1994	Director
Robert T. Barnum	57	1998	Director
James R. Dowlan	65	2001	Director
Duane A. Nelles	59	2003	Director
Ernest S. Rady	65	1982	Chairman of the Board of Directors
Harry M. Rady	35	2003	Director
Charles E. Scribner	65	1998	Director
Thomas A. Wolfe	43	2002	Director

Director Nominees for Two-Year Terms that Will Expire in 2005

      Robert T. Barnum has been a director of Westcorp and of Western Financial Bank, a subsidiary of Westcorp, since 1998. He has been a private investor and advisor to several private equity funds for the past three years. Mr. Barnum was the Chief Financial Officer, then the Chief Operating Officer of American Savings from 1989 until the company’s sale in 1997. American Savings was a $20 billion California thrift owned by the Robert M. Bass group. Mr. Barnum was a director of National Re until its sale to General Re in 1996 and of Harborside Healthcare until its recapitalization in 1997. He is currently a director of Center Trust Retail Properties, a publicly held real estate investment trust, and of Berkshire Mortgage Finance, a privately held commercial mortgage bank. Mr. Barnum is also a director and Chairman of the Board of Korea First Bank.

      Harry M. Rady has been a director of Westcorp and Western Financial Bank since 2003. Mr. Rady is the Chief Investment Officer of American Assets, Inc., a financial, investment management and real estate conglomerate, and has been with American Assets for the past eight years. For the past two years, he has also served as Chief Investment Officer and as a director of The ICW Group, a property casualty insurance company. Mr. Rady received his M.B.A. from the University of Southern California. Harry Rady is the son of Ernest Rady.

      Charles E. Scribner was with Bank of America for 34 years, retiring in May 1994. From 1979 to 1983, he was Regional Senior Vice President in charge of the Orange County/ Los Angeles coastal region, responsible for loan deposits and general operations of 150 branches in the region. From 1984 to 1986, he was Senior Vice President and General Manager of the northern Asian operation for Bank of America headquartered in Tokyo. Mr. Scribner later became Area Manager of southern Asia for Bank of America from 1986 through 1989. He was in charge of all banking activities in eight countries and was headquartered in Singapore. From 1990 to 1994, he served as Bank of America’s Executive Vice President and General Manager of the southern California Commercial Banking wholesale activities. Mr. Scribner currently serves on the board of Western Insurance Holdings, Whittier Institute, Western Financial Bank and Westcorp.

      Thomas A. Wolfe has been a director of Westcorp and Westcorp’s second-tier subsidiary, WFS Financial Inc, since February 2002. He has served as President of Westcorp since February 2002, having previously served as Senior Vice President since March 1999. Mr. Wolfe has served as President of Western Financial Bank since May 2002 and as Vice Chairman and director since March 2002. In February 2002, Mr. Wolfe was elected Chief Executive Officer of WFS Financial, having previously served as President and Chief Operating Officer since March 1999. Mr. Wolfe began his career with WFS Financial as Executive Vice President and National Production Manager in April 1998. Prior to joining WFS Financial, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business, which included prime, sub-prime, leasing and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank and General Motors Acceptance Corporation. He graduated from Oregon State University in 1981 with a degree in finance.

Director Nominee for One-Year Term that Will Expire in 2004

      Duane A. Nelles has been a director of Westcorp and Western Financial Bank since February 2003 and of WFS Financial since 1995. Since 1988 he also has served on the Board of Directors of QUALCOMM, Inc., a world leader in digital wireless communications. Mr. Nelles was a partner in an international accounting firm, now known as Coopers & Lybrand L.L.P., from 1968 to 1987. From 1987 to 2000 he headed a private personal investment business. Mr. Nelles received his M.B.A. degree from the University of Michigan.

The Board recommends a vote FOR the election to the Board

of each of the nominees named above.

      The person named as proxy and his alternate in the accompanying proxy have advised us of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or his alternate in his discretion will vote for substitute nominees of the Board, unless otherwise instructed.

Directors Whose Terms Will Expire in 2004

      Westcorp’s directors listed below whose terms are not expiring this year will continue in office for the remainder of their terms or earlier in accordance with Westcorp’s Bylaws. Information regarding the business experience of each of these directors is provided below.

      Judith M. Bardwick, Ph.D., has been a director of Westcorp and Western Financial Bank since 1994. She also has been a director of WFS Financial since 2001. Dr. Bardwick is President and founder of Bardwick and Associates, a management consulting firm. In addition to her many academic achievements, Dr. Bardwick has been an active business consultant for more than two decades. Dr. Bardwick earned a B.S. degree from Purdue University and a M.S. from Cornell. She received her Ph.D. from the University of Michigan and subsequently became a Full Professor and Associate Dean of the College of Literature, Science and the Arts at that university. Dr. Bardwick has devoted herself to consulting and business-related research and writing, concentrating on issues relating to improving organizational efficiency and management skills. She has been a clinical Professor of Psychiatry at the University of California at San Diego since 1984 and has worked as a psychological therapist. Her most recent business book, Toward the Eye of the Storm, was published in 2002.

She is the author of seven other books; in addition, she has published more than 70 articles on a wide range of topics during her distinguished career.

      James R. Dowlan has been a director of Westcorp since 2001 and a director of WFS Financial since 1995. He served as Senior Executive Vice President of WFS Financial from 1995 through January 1999. He started as Senior Vice President of Western Financial Bank in 1984 and then acted as Executive Vice President of the Bank from 1989 until the Auto Finance Division of Western Financial Bank was combined with WFS Financial in 1995. He also served as Chairman of the Board of Western Financial Insurance Agency, Inc., and Chairman of Westhrift Life Insurance Company, subsidiaries of the Bank, and President and Chief Executive Officer of WFS Financial Auto Loans, Inc. and WFS Financial Auto Loans 2, Inc., subsidiaries of WFS Financial. Prior to his association with Western Financial Bank, Mr. Dowlan was Vice President, Loan Administration of Union Bank, where he held several positions since 1973. He served for several years on the National Advisory Board, the American Bankers Association and the Consumer Lending Committee of the California Bankers Association. He is a graduate of the Pacific Coast Banking School, University of Washington.

      Ernest S. Rady has served as Chairman of the Board and Chief Executive Officer of Westcorp since 1982 and as President from 1982 to 1996 and from 1998 to 1999. He has served as Chairman of the Board of Western Financial Bank since 1982 and Chief Executive Officer of the Bank from 1994 to 1996 and from 1998 to present. He has been Chairman of the Board of WFS Financial since 1995 and a director since 1982. Mr. Rady is a principal shareholder, manager and consultant to a group of companies engaged in real estate management and development, property and casualty insurance and investment management. Mr. Rady is the father of Harry Rady.

Audit Committee

      Westcorp has a standing Audit Committee of the Board of Directors composed of directors Robert T. Barnum, Judith M. Bardwick, and Charles E. Scribner. Mr. Barnum is chairman of the Audit Committee. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the last fiscal year is set forth in the Report of the Audit Committee and the Audit Committee Charter. A copy of the Audit Committee Charter, adopted by our Board of Directors and pursuant to which the Audit Committee conducts its functions, is attached to this proxy as Appendix A. Each of the members of the Audit Committee are independent, as that term is defined by Section 303.01 (B) (2) (a) and (3) of the New York Stock Exchange’s listing standards.

Compensation Committee Interlocks and Insider Participation

      Westcorp has a standing Compensation Committee of the Board of Directors whose current members are directors Charles E. Scribner, Robert T. Barnum, and James R. Dowlan. Mr. Scribner is chairman of the Compensation Committee. Mr. Dowlan was formerly an officer of Westcorp’s subsidiaries WFS Financial and Western Financial Bank. The Compensation Committee reviews and approves recommendations for annual salaries of employees, otherwise known as associates, reviews and sets the levels of compensation of senior management, and establishes policies applicable to, performance related to, and basis for compensation. The Compensation Committee held one meeting during 2002.

Meetings of the Board

      The Board of Directors of Westcorp held a total of seven meetings during 2002. All directors have attended at least 75% of all Board and applicable committee meetings.

Director Compensation

      Each director who is not also an associate of Westcorp or its subsidiaries received $5,000 for each quarterly board meeting attended, $2,250 for each non-quarterly board meetings attended and $1,000 for each committee meeting that is not held in conjunction with a board meeting. In addition, Mr. Barnum and Mr. Scribner each received $20,000 in connection with their service as members of the Westcorp Board of

Directors Special Committee formed to formulate and negotiate the July 2002 proposal from Westcorp to merge WFS Financial into a subsidiary of Westcorp. Directors who are associates of Westcorp or its subsidiaries do not receive additional compensation for their services as directors. Directors who attend a Westcorp and WFS Financial board meeting on the same day are compensated for only one of the two meetings.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      Upon the recommendation of the Audit Committee, the accounting firm of Ernst & Young LLP, serves Westcorp and its subsidiaries as their independent accountants at the direction of our Board of Directors. This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board of Directors has elected to seek shareholder ratification of the appointment of Ernst & Young LLP as Westcorp’s independent accountants. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Audit Fees; Financial Information Systems Design and Implementation Fees

      Consolidated fees paid to independent auditors for the last fiscal year were as follows: annual audit $275,000; audit related $778,860 and tax fees $166,242. No fees were billed for financial information systems design and implementation. Consolidated fees paid to independent auditors for 2001 were as follows: annual audit $245,000; audit related $725,522 and tax fees $71,216. No fees were billed for financial information systems design and implementation.

The Board of Directors recommends a FOR vote on the ratification of the appointment of

Ernst & Young LLP as Westcorp’s independent accountants.

Executive Officers Who Are Not Directors

      The following information is provided with respect to executive officers who are not directors. These officers providing services to Westcorp may be employed by related companies, and provide those services at fair market value to us, while also serving as officers of Westcorp.

			Officer
Name	Position	Age	Since

Richard G. Banes	Vice President and Director of Audit Services	45	1999
Guy Du Bose	Vice President, General Counsel and Secretary	48	1992
Marguerite Drew	Western Financial Bank Senior Vice President and Director of Retail Banking	45	2002
Robert Galea	WFS Financial and Western Financial Bank Senior Vice President and Chief Marketing Officer	52	2002
Karen Marchak	WFS Financial and Western Financial Bank Senior Vice President and Director of Human Performance	45	2002
Dawn M. Martin	Senior Vice President and Chief Information Officer	43	1997
Cathy Mungon	WFS Financial and Western Financial Bank Senior Vice President and Director of Project Office	52	1985
Mark Olson	Vice President and Controller	40	1994
J. Keith Palmer	Vice President and Treasurer	43	1993
David Prescher	WFS Financial Executive Vice President	40	1997
James E. Tecca	Western Financial Bank Vice Chairman	60	1996
Ronald Terry	WFS Financial Senior Vice President and Chief Credit Officer	36	2000
Lee A. Whatcott	Executive Vice President, Chief Financial Officer and Chief Operating Officer	43	1988

      The following is a brief account of the business experience of each executive officer who is not a director.

      Richard G. Banes joined us in 1999 and serves as the Vice President, Director of Audit Services of Westcorp and the Senior Vice President, Director of Audit Services of Western Financial Bank and WFS Financial. Mr. Banes is a licensed Certified Public Accountant in California and a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining us, Mr. Banes was Senior Vice President and Director of Management Audit for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company from 1996 to 1999. From 1993 to 1996, he was Senior Vice President and Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.

      Guy Du Bose serves as Vice President, General Counsel and Secretary for Westcorp, and Senior Vice President, General Counsel and Secretary of WFS Financial and Western Financial Bank, all since 1999. He started as Vice President and Legal Counsel of the Bank in 1992. He became Senior Vice President of the Bank in 1997 and General Counsel and Secretary of the Bank in 1999. Prior to his association with us, Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association, and Corporate Counsel of Southern California Savings. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.

      Marguerite Drew is currently a Senior Vice President and Director of Retail Banking for Western Financial Bank. She joined Western Financial Bank in 2001 as Southern California Regional Manager. Ms. Drew has over 25 years of retail banking experience. She was with Wells Fargo Bank for 22 years prior to joining Western Financial Bank. From 1991 to 1995, she was the Vice President Business Manager in the Newport/ Costa Mesa area, responsible for both business deposits and loan growth. From 1995 to 2001, she was the Orange County/ San Diego Coastal Regional Vice President, responsible for loan deposit, investments and general operations for over 50 branches, traditional and in-store.

      Robert Galea joined us in 2002 and serves as Senior Vice President and Chief Marketing Officer for WFS Financial and Western Financial Bank. Mr. Galea manages all marketing efforts for WFS Financial and Western Financial Bank. Prior to joining WFS Financial and Western Financial Bank, Mr. Galea was Senior Vice President, Director of Marketing with Chittenden Bank in Vermont from 2001 to 2002, Senior Vice President, Director of Marketing with Imperial Bank in Los Angeles from 1998 to 2001, and Senior Vice President, Director of National Sales — Retail with Home Savings of America from 1994 to 1998. Mr. Galea was with Home Savings of America for over 20 years in sales and marketing positions.

      Karen Marchak serves as Senior Vice President and Director of Human Performance for WFS Financial and Western Financial Bank. Before joining Westcorp in 2000, she created and managed the organizational development function at Mission Hospital from 1998 to 2000. From 1996 to 1998, Ms. Marchak managed a training and organizational development department at Jack in the Box.

      Dawn M. Martin has been Senior Vice President and Chief Information Officer of Westcorp and Executive Vice President and Chief Information Officer of WFS Financial and Western Financial Bank since 1999. Ms. Martin joined WFS Financial, in April 1997 as Senior Vice President, Manager of Network Computing. Prior to joining us, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997.

      Cathy Mungon has been Senior Vice President and Director of Project Office for WFS Financial and Western Financial Bank since 2002. From 1999 to 2002, she was Senior Vice President and Director of Operations for WFS Financial. Ms. Mungon joined Western Financial Bank in 1981 when she became a member of the Systems/ Training Department. She was promoted to Assistant Vice President of Western Financial Bank in 1985. In 1992, she was promoted to Vice President of Systems/ Training and Operations. In 1995, she transferred to WFS Financial as Vice President of Business Systems Support and Operations. Prior to joining us, Ms. Mungon was a training manager for Morris Plan and, previous to Morris Plan, Nationwide Finance.

      Mark Olson has served as Controller of Westcorp, WFS Financial and Western Financial Bank since 1995 and as Vice President of Westcorp and Senior Vice President of WFS Financial and Western Financial Bank since 1997. He joined Western Financial Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by Ernst & Young LLP. Mr. Olson is a licensed Certified Public Accountant in California and is a member of the American Institute of Certified Public Accountants.

      J. Keith Palmer has been Treasurer of Westcorp, WFS Financial and Western Financial Bank since 1995, Vice President of Westcorp since 1996 and Senior Vice President of WFS Financial and Western Financial Bank since 1997. Prior to joining Western Financial Bank in 1993, Mr. Palmer served as a Capital Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision.

      David W. Prescher has served as Executive Vice President and National Production Manager for WFS Financial since 2002. Mr. Prescher joined WFS Financial in 1988 as Branch Manager of the San Diego office. In 1997, he was promoted to Senior Vice President and Chief Credit Officer, and in 1998 he was named Division Manager of the Western Division. Mr. Prescher is a board member of the California Financial Services Association.

      James E. Tecca has been Vice Chairman of Western Financial Bank since 2002. He served as President of Western Financial Bank from 1999 to 2002, after serving as Executive Vice President since 1996 in charge of the Commercial Banking Group. Prior to joining Western Financial Bank, he was Senior Vice President with Bank of America for 20 years. In addition, Mr. Tecca was Chief Operating Officer with Bay View Federal Bank in San Francisco and President and Chief Executive Officer of Girard Savings Bank in San Diego.

      Ronald Terry has served as Senior Vice President and Chief Credit Officer of WFS Financial since 2000. Prior to joining WFS Financial, Mr. Terry worked for Equifax, from 1999 to 2000, as an Automotive Finance Consultant. From 1997 to 1999, Mr. Terry was Credit Risk Manager at Mitsubishi Motors Credit of America. Prior to joining Mitsubishi, Mr. Terry was with Experian for six years managing the development of generic and custom scorecards.

      Lee A. Whatcott has served as Chief Financial Officer of Westcorp, WFS Financial and Western Financial Bank since 1995, as Executive Vice President of Westcorp since 1999, and as Senior Executive Vice President of WFS Financial and Western Financial Bank since 1999. He also has served as Chief Operating Officer of Westcorp, WFS Financial and Western Financial Bank since 2002. Mr. Whatcott joined us in 1988 and was named Vice President and Controller in 1992 and Senior Vice President in 1995. Prior to joining us, he was employed by Ernst & Young LLP. He is licensed as a Certified Public Accountant in California and is a member of the American Institute of Certified Public Accountants.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table discloses compensation received for the three fiscal years ended December 31, 2002, by our Chairman of the Board and Chief Executive Officer and the next four most highly compensated executive officers in 2002, also known as the named Executive Officers.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation(1)
					Westcorp	WFS
				Other Annual	Stock	Stock		All Other
		Salary	Bonus	Compensation	Options	Options	Awards	Compensation
Name and Principal Position	Year	($)	($)(2)	($)(3)	(Shares)	(Shares)	(Shares)	($)(4)

Ernest S. Rady	2002	$337,488	$200,000		40,000			$(131,485	)(5)
Chairman of the Board of	2001	320,840	175,000		40,000			179,456
Directors and Chief Executive	2000	300,000	242,500		40,000			77,408
Officer of Westcorp and the Bank. Chairman of the Board of WFS
Thomas A. Wolfe	2002	412,492	250,000	$44,800	35,000			42,810	(6)
President of Westcorp, President	2001	341,660	210,000	76,850	25,000			24,978
and Chief Executive Officer of	2000	295,020	225,000		25,000			32,592
WFS and Vice Chairman of the Bank
Lee A. Whatcott	2002	349,997	100,000		25,000			49,402	(7)
Executive Vice President	2001	295,000	122,000		20,000			85,947
and Chief Financial Officer of	2000	263,333	125,000		20,000			42,955
Westcorp. Senior Executive Vice President and Chief Financial Officer of WFS and the Bank
David W. Prescher	2002	261,227	124,000		20,000			(9,107	)(8)
Executive Vice President of WFS	2001	191,167	55,792		10,000			29,251
	2000	183,333	113,000		10,000			10,273
Dawn M. Martin	2002	233,333	70,000		10,000			41,538	(9)
Senior Vice President and	2001	220,833	62,000		12,000			31,808
Chief Information Officer of	2000	194,167	70,000		10,000			17,052
Westcorp. Executive Vice President and Chief Information Officer for WFS and the Bank

(1)	The compensation for Ernest Rady was paid by Westcorp until May 15, 2002. Since May 16, 2002, Mr. Rady’s compensation has been paid by Western Financial Bank. The compensation of Thomas Wolfe, Lee Whatcott, David Prescher and Dawn Martin was paid by WFS Financial. Compensation for officers that are officers of more than one company are allocated as part of a management agreement based upon time spent.

(2)	The 2000 and 2001 bonuses are restated for comparison using bonus earned in the year indicated and payable the following year.

(3)	Includes the spread between market price and exercise price on Westcorp or WFS Financial options exercised.

(4)	Includes market preferential interest accrued on salary deferral by executives under EDP V, plus Westcorp contributions to EDP V, 401K and ESOP. For 2002, Westcorp funded $2,458,510 in ESOP contributions and matched $2,261,210 in 401K contributions, which benefits other associates in addition to those named in the Table. The EDP V, 401K and ESOP plans are described below.

(5)	Includes $(142,297) in accrued market losses on deferred compensation and $10,813 in employer contributions to the 401K and ESOP.

(6)	Includes $32,062 in accrued market earnings on deferred compensation and $10,748 in employer contributions to the 401K and ESOP.

(7)	Includes $38,629 in accrued market earnings on deferred compensation and $10,773 in employer contributions to the 401K and ESOP.

(8)	Includes $(19,880) in accrued market losses on deferred compensation and $10,773 in employer contribution to 401K and ESOP.

(9)	Includes $30,787 in accrued market earnings on deferred compensation and $10,750 in employer contribution to 401K and ESOP.

EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes information about Westcorp’s equity compensation plans as of December 31, 2002. All outstanding awards relate to our common stock.

Number of Securities
Remaining Available for
	Number of Securities	Weighted-Average	Future Issuance Under
	to be Issued Upon	Exercise Price of	Equity Compensation
	Exercise of	Outstanding	Plans (Excluding
	Outstanding Options,	Options Warrants	Securities in
	Warrants and Rights	and Rights	Column (a))
Plan Category
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	1,167,438	$15.91	2,614,500
Equity Compensation Plans Not Approved by Security Holders
Total	1,167,438	$15.91	2,614,500

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information on Westcorp option grants to the named Executive Officers in fiscal year 2002. There were no WFS option grants in fiscal year 2002.

					Potential Realized
		Percentage of			Value at Assumed
	Number of	Total			Annual Rates of
	Securities	Options	Exercise or		Stock Appreciation
	Underlying	Granted to	Base Price		for Option Term
	Options	Associates in	(per share)	Expiration
Name	Granted(1)	Fiscal Year	($/share)	Date	5%($)(2)	10%($)(2)

Ernest S. Rady	40,000	10%	$18.30	02/22/09	$297,998	$694,461
Thomas A. Wolfe	35,000	8	18.30	02/22/09	260,748	607,653
Lee A. Whatcott	25,000	6	18.30	02/22/09	186,248	434,038
David Prescher	10,000	2	18.30	02/22/09	74,499	173,615
Dawn Martin	10,000	2	18.30	02/22/09	74,499	173,615

(1)	Options were each granted at the market price of the stock at the date of the grant.

(2)	Potential realizable value assumes the common stock appreciates at the rate shown from the grant date until the expiration date, compounded annually. It is calculated based on the U.S. Securities and Exchange Commission requirements and does not represent the estimated growth of the future stock price by Westcorp nor the present value of the stock options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

      The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 2002 for the named Executive Officers.

Value of
			Number of		Unexercised
			Unexercised		In-the-Money
	Number of Westcorp		Westcorp(“W”)		Westcorp(“W”)
	Shares Acquired on		Options/WFS		Options/WFS
	Exercise (“W”)		(“WF”) Options		(“WF”) Options
	Number of WFS	Value	at 12/31/02(#)		at 12/31/02($)
	Shares Acquired on	Realized	Exercisable(“E”)/		Exercisable(“E”)/
Name	Exercise (“WF”)	($)(1)	Unexercisable(“U”)		Unexercisable(“U”)

Ernest S. Rady			100,919 E(W	)	749,145 E(W	)
			97,500 U(W	)	435,875 U(W	)
			21,198 E(W	F)	296,210 E(W	F)
Lee A. Whatcott			38,772 E(W	)	249,955 E(W	)
			53,000 U(W	)	225,190 U(W	)
			5,870 E(W	F)	82,024 E(W	F)
Thomas A. Wolfe	10,000(W )	44,800(W )	21,685 E(W	)	145,521 E(W	)
			73,315 U(W	)	318,029 U(W	)
			11,467 E(W	F)	160,234 E(W	F)
David Prescher			22,442 E(W	)	145,473 E(W	)
			36,500 U(W	)	114,920 U(W	)
			1,335 E(W	F)	18,653 E(W	F)
Dawn Martin			11,804 E(W	)	81,226 E(W	)
			25,196 U(W	)	109,084 U(W	)

(1)	Value of exercise of options based on the closing price of $21.00 per share on the New York Stock Exchange of Westcorp common stock on December 31, 2002 and the closing price of $20.91 per share on the Nasdaq National Market® of WFS Financial Inc common stock on December 31, 2002.

LONG TERM INCENTIVE PLANS — (AWARDS IN LAST FISCAL YEAR)

			Estimated Future Payouts Under Non-Stock
	Number of	Performance Or	Price Based Plans
	Shares, Units	Other Period
	Or Other Rights	Until Maturation	Threshold	Target	Maximum
Name	(#)	Or Payout	($ Or #)	($ Or #)	($ Or #)

Ernest S. Rady		(1)	(1)	(1)	(1)
Thomas A. Wolfe		(2)	(3)	(4)	(4)
Lee A. Whatcott		(2)	(3)	(5)	(5)
David Prescher		(2)	(3)	(6)	(6)
Dawn Martin		(2)	(3)	(7)	(7)

(1)	The Long Term Incentive Plan is not applicable to Mr. Rady.

(2)	The named Executive Officer entered into an incentive agreement with us during the year ended December 31, 2000 pursuant to which the executive officer will be entitled to receive the fixed incentive bonus specified in the officer’s incentive agreement, provided that (i) our tangible net book value per common share as of December 31, 2004 equals or exceeds $28.08, as adjusted at our sole discretion, and (ii) the executive officer remains continuously employed by us or our subsidiaries through April 30, 2005. Pursuant to the terms of the incentive agreement, a partial payment of the incentive bonus is to be made if we terminate the executive officer’s employment for reasons other than for cause after April 30, 2003.

No incentive bonus will be paid, in whole or in part, if employment is terminated for cause at any time prior to April 30, 2005 or if the executive officer resigns, retires, dies or becomes disabled for more than six months. A reduced incentive bonus will be paid if the executive officer accumulates approved medical leave of absence totaling less than six months. In any event, no incentive bonus will be paid under the incentive agreement until April 30, 2005.

(3)	The executive officer will receive no incentive bonus unless the conditions set forth in Note 2 are met. The minimum amount payable to the executive officer will be a pro rated amount based upon the number of months elapsed from January 1, 2000 to the date of termination, divided by 64, if we meet the tangible net book value per common share target and the executive officer is terminated other than for cause after April 30, 2003.

(4)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $1 million.

(5)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $405,000.

(6)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $277,500.

(7)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $300,000.

Employment Contracts and Change in Control Arrangements

      Of the executive officers named in the Summary Compensation Table, only Mr. Whatcott is subject to a written employment agreement. Mr. Whatcott’s employment agreement is with both Westcorp and WFS Financial and was executed as of February 27, 1998. This agreement establishes an initial base salary subject to annual review and provides to Mr. Whatcott the same basic benefits otherwise offered to those executive officers with whom no written employment agreement exists. This employment agreement also provides that if, as a result of or following a change of control, Mr. Whatcott is terminated other than for cause or is required to relocate to another geographical area, he will be entitled to two years’ compensation, based upon the average of his salary and bonus for the three calendar years preceding the triggering event. This employment agreement may be terminated by the employer at any time for cause.

Certain Benefits

Executive Deferral Plan V (EDP V)

      The Executive Deferral Plan is designed for a select group of management or highly compensated associates of Westcorp and its subsidiaries as determined by the Board of Directors. The Executive Deferral Plan is designed to allow participants to defer a portion of their compensation on a pre-tax basis, and earn tax-deferred interest on these deferrals. A participant in the Executive Deferral Plan may elect to defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 50% of their annual base salary and 100% of any bonus, commission, and incentive. The Executive Deferral Plan also provides for an employer match, at the discretion of the Board of Directors. The Executive Deferral Plan provides a trust for the security and protection of participant account balances, except in the case of corporate bankruptcy. In addition, the Executive Deferral Plan contains a “change of control” provision, whereby in the event of a termination of employment within 24 months after a change in control, the termination is treated as a retirement and retirement distribution elections will then govern the distribution.

The Long Term Incentive Plan

      The Long Term Incentive Plan, discussed above, covers certain key executive officers in which such officers will be entitled to receive a fixed incentive amount provided that our tangible net book value per common share as of December 31, 2004 equals or exceeds $28.08, as adjusted at our sole discretion, and the executive officer remains continuously employed by us or our subsidiaries through April 30, 2005. We expensed $941,768 in 2000, $941,772 in 2001 and $449,561 in 2002 related to the Long Term Incentive Plan.

Stock Option Plans

      2001 Stock Option Plan. The Westcorp 2001 Stock Option Plan, also known as the 2001 Plan, was adopted by the Board of Directors in February 2001 and approved by our shareholders in May 2001. The 2001 Plan replaced the 1991 Stock Option Plan that expired on April 15, 2001. Our Compensation Committee administers the 2001 Plan. Under the 2001 Plan, we reserved a total of 3,000,000 shares of common stock for future issuance. As of December 31, 2002, a total of 2,614,500 shares were available for future grants. The options may be exercised within seven years after the date of the grant.

      Options granted under the 2001 Plan may be either “incentive stock options” or non-qualified options within the meaning of the Internal Revenue Code. However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed 10 years from the date of the grant under the 2001 Plan. However, optionees who own, prior to a grant, directly or indirectly, 10% or more of our outstanding common stock, may not be granted “incentive stock options” with a term greater than five years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or our subsidiaries as provided in the 2001 Plan. The options also are subject to all of the other terms and conditions of the written stock option agreement between the optionee and Westcorp. In 2002, a total of 414,500 options were granted under the 2001 Plan.

      In the aggregate, 3,000,000 shares of our common stock may be the subject of options granted under the 2001 Plan. However, the number of shares subject to options granted under that Plan (and the exercise prices for the options) are subject to adjustment in the event of any change in our outstanding shares as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 2001 Plan prior to its expiration date.

      WFS Stock Option Plan. In 1996, WFS Financial adopted the WFS Financial 1996 Stock Option Plan, also known as the WFS Plan. In the aggregate, 550,000 shares of common stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase the number of WFS Financial shares subject to the plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as “incentive stock options” within the meaning of the Internal Revenue Code with other options to be non-qualified options. Options may be granted under the WFS Plan to associates and directors. Options may be granted under the WFS Plan to any WFS Financial optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to WFS Financial because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 2002, there were no options granted under the WFS Plan.

Westcorp Employee Stock Ownership and Salary Savings Plan

      Westcorp Employee Stock Ownership Plan (ESOP). The ESOP is a stock savings plan designed for all eligible associates. The ESOP was designed to provide our associates and associates of our subsidiaries with stock ownership in Westcorp to assist in attracting and retaining qualified associates. The entirety of the ESOP funding is made up of contributions by Westcorp. Each year Westcorp may, in its discretion, make an ESOP contribution to the ESOP. The contribution is designated specifically for each eligible associate and contributions are allocated to the associate’s account based upon years of service and compensation. We funded $2,458,510 in ESOP contributions for 2002.

      Westcorp Salary Savings Plan (401k). The 401K is a voluntary tax-deferred associate retirement savings plan in which associates of Westcorp and its subsidiaries may contribute between 1% and 14% of their pre-tax earnings, subject to annual limits. Under the 401K, at year end, Westcorp will match 100% of the first $500 contributed to the 401K Plan and then 50% up to a maximum of 6% of annual compensation. Contributions are invested according to the associate’s diverse fund choices, which include a variety of fund options including Westcorp stock. The associate has the ability to reallocate current balances and prospective contributions according to his or her choices of fund options. Westcorp matched $2,261,210 in 401K contributions for 2002.

REPORT OF THE COMPENSATION COMMITTEE

      We apply a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that our achievements result from the coordinated efforts of all individuals working toward common objectives. Each member of the Compensation Committee is a non-associate director. The members of our Compensation Committee are the same as the members of Western Financial Bank’s Compensation Committee. Accordingly, the Compensation Committee generally sits and deliberates concurrently as the committee for us and Western Financial Bank and considers the performance of both companies and their subsidiaries as a whole in making its compensation determinations.

Compensation Philosophy

      Under the supervision of the Compensation Committee of the Board of Directors, we have developed and implemented compensation policies, plans and programs which seek to enhance our profitability, and thus shareholder value, by aligning closely the financial interests of our senior managers with those of our shareholders. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by our key associates with our long-term safety and soundness in mind.

      The compensation plans and programs are structured to integrate pay with our annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist us in attracting and retaining qualified executives. In furtherance of these goals, annual base salaries are generally set at competitive levels so that we rely to a large degree on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options are awarded by us, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of our executives may be more or less than the executives of our competitors, depending upon our or the individual business unit’s performance.

      In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to our long-term success through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions.

      At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 2002 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.

Compensation of Chief Executive Officer

      In determining the Chief Executive Officer’s compensation for 2002, the Compensation Committee discussed and considered all of the factors discussed above. The Compensation Committee also considered the factors stated above in arriving at the award of 2002 bonus compensation for Mr. Ernest Rady as shown in the Summary Compensation table. The bonus compensation for 2002 reflects the achievement of management objectives, including improved financial performance, efficiencies and productivity.

      The Committee established 2003 management objectives for the Chief Executive Officer.

Westcorp 2001 Stock Option Plan — Stock Option Grants

      Westcorp uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. At Westcorp’s May 3, 2001 annual meeting, shareholders approved and adopted a new ten year 2001 Stock Option Plan, which replaced the previously expired 1991 Stock Option Plan. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries and views such grants less as compensation and more as an incentive mechanism.

Other Compensation Plans

      Other compensation benefits have from time to time been established for the benefit of our senior executives and other managers and officers and those of our subsidiaries, each of which is discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Compensation Table and in the Long Term Incentive Plans Table.

Policy Regarding Compliance with I.R.C. Sec. 162(m)

      Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m) and Westcorp intends to take the necessary steps to comply, but also reserves the right to enter into incentive and other compensation arrangements, such as the Westcorp Long Term Incentive Plan, that do not so comply when it determines that the benefits to us outweigh the cost of the possible loss of federal income tax deductions.

COMPENSATION COMMITTEE

Charles E. Scribner, Chairman
Robert T. Barnum
James R. Dowlan

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

      The Committee discussed with our independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Committee held five meetings during fiscal year 2002.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.

      The Committee developed the Audit Committee Charter outlining the responsibilities of the Committee as shown in Appendix A.

AUDIT COMMITTEE

Robert R. Barnum, Chairman
Judith M. Bardwick
Charles E. Scribner

INCORPORATION BY REFERENCE

      The Report of the Compensation Committee of the Board on executive compensation and the Audit Committee above and the below Stock Price Performance Graph are not deemed filed with the U.S. Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by Westcorp under the U.S. Securities & Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Westcorp specifically incorporates such information by reference.

STOCK PRICE PERFORMANCE GRAPH

      Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on our common stock against the cumulative total return of the S&P 500 Index and SIC Code 6035—Federal Savings Institutions Index for the period of five fiscal years commencing December 31, 1997, and ending December 31, 2002.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG WESTCORP,
S&P 500 INDEX AND SIC CODE INDEX

Assumes $100 invested on December 31, 1997

with dividend reinvested
Fiscal Year Ending December 31, 2002

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of December 31, 2002, beneficial ownership information of Westcorp’s common stock by (i) the person who is beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each director and nominee, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all officers and directors of Westcorp as a group. Management knows of no person, other than the person set forth below, who owns more than 5% of the outstanding shares of common stock.

	Shares of Westcorp Beneficially Owned

Name	Number	Nature	Percentage(1)

Judith M. Bardwick	7,963	Vested Options(2)	(3)
Robert T. Barnum	22,470	Direct
	4,500	Vested Options(2)

	26,970		(3)

James R. Dowlan	3,962	Direct
	750	Vested Options(2)

	4,712		(3)
Dawn Martin	19,750	Vested Options(2)
	2,489	ESOP and 401k

	22,239		(3)

Duane A. Nelles	3,272	Direct(3)
	6,000	Vested Options(2)

	9,272		(3)

David Prescher	22,442	Vested Options(2)
	11,103	ESOP and 401k

	33,545		(3)

Ernest S. Rady	4,064,750	Direct
	22,704,945	Indirect(4)
	130,919	Vested Options(2)
	70,240	ESOP and 401k

	26,970,854		68.80	%(4)

Harry M. Rady			(3)
Charles E. Scribner	183,353	Direct
	6,000	Vested Options(2)

	189,353		(3)

Lee A. Whatcott	11,211	Direct
	55,022	Vested Options(2)
	13,466	ESOP and 401k

	79,699		(3)

Thomas A. Wolfe	14,096	Direct
	43,967	Vested Options(2)
	4,209	ESOP and 401k

	62,272		(3)

Directors and executive officers as a group (23 persons)	27,585,493		70.37%

(1)	Percentage of ownership is calculated based upon 39,200,474 shares of Westcorp common stock outstanding as of December 31, 2002.

(2)	Options that may be exercised as of February 28, 2003.

(3)	Beneficial ownership does not exceed 1%.

(4)	Consists of share holdings of an affiliated group. The various entities are owned directly and indirectly through a series of affiliated companies that are owned or controlled by Ernest S. Rady.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market®. Officers, directors and greater than 10% shareholders are required by regulations of the Securities and Exchange commission to furnish us copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports furnished to us or written representations that no other reports were required, we believe that, during the 2002 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for one late Form 4 filing by American Assets, Inc. for one transaction. American Assets, Inc. is one of the affiliated companies that are owned and controlled by Ernest S. Rady.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

WHO ARE NOT MANAGEMENT

      To our knowledge, except for Ernest Rady, no person beneficially owns more than 5% of the outstanding shares of our common stock

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

      As a shareholder, you may submit proposals for consideration at future annual stockholder meetings. If you wish to present proposals to be considered for inclusion in our proxy statement for next year’s annual meeting, you should submit your proposals in writing with the information required under Westcorp’s Bylaws to our Secretary at Westcorp’s corporate headquarters. Proposals must be received by the Secretary no fewer than 30 days, nor more than 60 days, prior to the date of the next scheduled annual meeting. The scheduled date of the next annual meeting may be obtained from the Secretary after January 1, 2004. You may contact our Secretary for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals.

ANNUAL REPORT TO SHAREHOLDERS

      Our Annual Report to Shareholders for the year ended December 31, 2002, including audited consolidated financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

      Our management does not know of any other matters that are to be presented for action at the annual meeting. Should any other matters come before the annual meeting, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

ANNUAL REPORT ON FORM 10-K

      A copy of our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report. You may obtain copies of the Annual Report on Form 10-K and other published reports are available at no charge by visiting our website at www.westcorpinc.com. An additional hard copy will be furnished without charge to any person from whom the accompanying proxy is solicited, upon written request to Guy Du Bose, Esq., Westcorp, 23 Pasteur, Irvine, California 92618. If copies of exhibits to the Annual Report on Form 10-K are requested, a copying charge of $.20 per page will be made.

BY ORDER OF THE BOARD OF DIRECTORS

Guy Du Bose
Vice President, General Counsel and Secretary

Irvine, California
April 4, 2003

      YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A

AUDIT COMMITTEE CHARTER

Statement of Policy

      This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter annually and obtain the approval of the Board of Directors. The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to Westcorp’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of Westcorp’s financial statements, and the compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of Westcorp. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of Westcorp and the power to retain outside counsel, or other experts for this purpose.

Organization

      The Audit Committee shall be appointed by the Board of Directors and shall comprise of at least three directors, each of whom are independent of management and Westcorp. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and Westcorp. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise. Members shall be appointed for a one year term of office. The chair of the Committee shall be nominated by the Board from time to time. No member of the Committee may be removed except by the vote of a majority of the directors of Westcorp. The Board of Directors shall fill any vacancies occurring among the members of the Committee.

Attendance at Meetings

      The Audit Committee may invite such other persons (e.g., the Chief Executive Officer, Chief Financial Officer, and Director of Audit Services) to its meetings, as it deems necessary. The internal and independent auditors shall be invited to make presentations to the Committee as appropriate. The Committee shall hold periodic meetings throughout the year. A quorum for any meeting shall be a majority of the members. Internal audit or the independent auditors may convene a meeting if they consider it necessary. The proceedings of all meetings will be recorded in minutes taken by the Secretary of the Committee who will be Westcorp’s Secretary, or such other person as nominated by the Board.

Responsibilities and Processes

      The primary responsibility of the Audit Committee is to oversee Westcorp’s financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing Westcorp’s financial statements, and the independent auditors are responsible for auditing those financial statements. It is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

A-1

      The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of Westcorp’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and Westcorp and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of Westcorp’s independent auditors, subject to shareholders’ approval.

•	In the event of the engagement by management or the Board of Directors of an independent accounting firm to provide non audit services when the same firm has been retained to provide audit services, the Committee shall determine whether such non audit services will, in the opinion of the Committee, adversely affect the independence of the firm in carrying out its audit assignments.

•	The Committee shall review the qualifications of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the Director of Audit Services, who shall report directly to the Committee and is responsible for performing the internal audit functions of Westcorp. The Committee shall determine the compensation for the firm providing the internal audit resources to the Director of Audit Services. Such firm shall report to the Director of Audit Services.

•	The Committee shall discuss with internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation, and ensure no unjustified restrictions or limitations are made. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting, disclosure and financial controls, including Westcorp’s system to monitor and manage business risk, and compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations and will provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall ensure that significant findings and recommendations made by the internal auditors, external auditors and regulatory agencies are received and discussed on a timely basis and management responds to the recommendations.

•	The Committee shall review the interim financial statements and disclosures with management and the independent auditors prior to the filing of Westcorp’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	The Committee shall review with management and the independent auditors the financial statements and disclosures to be included in Westcorp’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	The Committee chair shall regularly update the Board about Committee activities and make appropriate recommendations. Also, the chair shall ensure the Board is aware of internal control and regulatory compliance matters which may significantly impact the financial condition or affairs of the business.

A-2

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS

Nominees:
	01 Robert T. Barnum, 02 Harry M. Rady, 03 Charles E. Scribner and 04 Thomas A. Wolfe to serve as Class I Directors of Westcorp.	FOR ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐	WITHHOLD AUTHORITY to vote for any individual nominee ☐

Nominee:
05 Duane A. Nelles to serve as Class II Director of Westcorp

WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write the name of such nominee below.

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS ERNST & YOUNG LLP	☐	☐	☐

3.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

I expect to attend the Meeting.				☐

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐

Number of Shares Owned:

Dated:	, 2003

Signature

Signature

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

é FOLD AND DETACH HERE é

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern
Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/wes		1-800-435-6710
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on
the internet at www.westcorpinc.com

REVOCABLE PROXY

WESTCORP
23 PASTEUR
IRVINE, CALIFORNIA 92618

APRIL 29, 2003 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints Ernest S. Rady as proxy, and in his absence or inability to serve, Thomas A. Wolfe as alternate proxy, with the power to appoint his substitute, and hereby authorizes him and his alternate to represent and to vote all of the shares of common stock held of record by and standing in the name of the undersigned on March 11, 2003, at the annual meeting of shareholders of WESTCORP, to be held on April 29, 2003, or any adjournment thereof, in accordance with the instructions below and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WESTCORP AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

(Proxy continued on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é

WESTCORP

2003 Annual Meeting of Shareholders

April 29, 2003

10:00 a.m.

23 Pasteur Road Irvine,
California 92618

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS

Nominees:
	01 Robert T. Barnum, 02 Harry M. Rady, 03 Charles E. Scribner and 04 Thomas A. Wolfe to serve as Class I Directors of Westcorp.	FOR ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐
Nominee:
05 Duane A. Nelles to serve as Class II Director of Westcorp

WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write the name of such nominee below.

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS ERNST & YOUNG LLP	☐	☐	☐

3.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

	I expect to attend the Meeting.			☐

Number of Shares Owned:

Dated:	, 2003

Signature

Signature

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

é FOLD AND DETACH HERE é

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available
through 11PM Eastern Time on April 24, 2003.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/wes		1-800-435-6710
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on
the internet at www.westcorpinc.com

REVOCABLE VOTING INSTRUCTIONS

WESTCORP
23 PASTEUR
IRVINE, CALIFORNIA 92618

VOTING INSTRUCTIONS TO TRUSTEE
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF WESTCORP ON APRIL 29, 2003.

THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PARTICIPANTS IN THE WESTCORP EMPLOYEE
STOCK OWNERSHIP AND SALARY SAVINGS PLAN WHO HAVE RIGHTS IN THE COMMON STOCK.

The undersigned Participant in the Westcorp Employee Stock Ownership and Salary Savings Plan hereby instructs Investors Bank & Trust, as Trustee for the Employee Stock Ownership Plan and, Matrix Capital Bank Trust Services as trustee for the Salary Savings Plan, to vote all shares of Westcorp common stock allocated to the accounts of the undersigned under the 401(k) and ESOP Plan, and to act in its discretion upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on April 29, 2003, or any adjournment thereof.

Please vote in accordance with the instructions on the reverse side of this card by April 24, 2003. IF THIS CARD IS PROPERLY EXECUTED, THE TRUSTEE WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE PROPORTIONATELY FOR PROPOSALS 1 AND 2.

(Voting Card continued on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é

WESTCORP

2003 Annual Meeting of Shareholders

April 29, 2003

10:30 a.m.

23 Pasteur Road
Irvine, California 92618